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                                  EXHIBIT 32.2
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                           CERTIFICATION PURSUANT TO
                                18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Vanguard Minerals Corporation (the "Company") on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vladimir Fedyunin, in my capacity as Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Vladimir Fedyunin
                                             ---------------------
Date:  May 17, 2010                          Vladimir Fedyunin
                                             Principal Financial and
                                             Accounting Officer






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